UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

RECEIVABLE ACQUISITION & MANAGEMENT CORPORATION

(Name of Registrant as Specified in its Charter)

____________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

RECEIVABLE ACQUISITION & MANAGEMENT CORPORATION

d/b/a CORNERSTONE SUSTAINABLE ENERGY, INC.

60 E. 42nd Street, 46th Floor

New York, NY 10165

Phone (212) 796-4097

________, 2016

Dear Stockholder:

It is my pleasure to invite you to attend Receivable Acquisition & Management Corporation’s 2016 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held on _________, 201__ at 10:00 a.m. (ET) at the law offices of Davidoff Hutcher & Citron LLP 605 Third Avenue, 34th floor, New York, New York 10158. The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be conducted at the Annual Meeting. The Board of Directors welcomes this opportunity to have a dialogue with our stockholders and looks forward to your comments and questions.

Rules adopted by the Securities and Exchange Commission (the “SEC”) allow companies to send stockholders a notice of internet availability of proxy materials, rather than mail them full sets of proxy materials.  We chose to mail full packages of materials to stockholders.  However, in the future we may take advantage of the notice and access distribution option. If, in the future, we choose to send such notices, they will contain instructions on how stockholders can access our notice of meeting and proxy statement via the internet. They will also contain instructions on how stockholders can request to receive their materials electronically or in printed form on a one-time or ongoing basis.

It is important that your shares be represented at the Annual Meeting, regardless of the number you may hold. Whether or not you plan to attend, please promptly submit your proxy in one of the ways outlined in the accompanying Proxy Statement in order to vote your shares at the Annual Meeting.

We look forward to seeing you on __________, 201___.

Kind Regards,

By: /s/ Thomas Telegades

Name: Thomas Telegades

Title: Chief Executive Officer

RECEIVABLE ACQUISITION & MANAGEMENT CORPORATION

d/b/a CORNERSTONE SUSTAINABLE ENERGY, INC.

60 E. 42nd Street, 46th Floor

New York, NY 10165
Phone (212) 796-4097

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The annual meeting of the stockholders of Receivable Acquisition & Management Corporation (the “Company”) will be held on ________, 201__, at 10:00 a.m. (ET) at the law offices of Davidoff Hutcher & Citron, LLP 605 Third Avenue, 34th floor, New York, New York 10158 for the purposes of:

1.

Electing the five (5) directors nominated by the Company and identified in the accompanying proxy statement to hold office until the next annual meeting of stockholders;

2.

Ratifying the selection of PKF O’Connor Davies, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016;

3.

Approving an amendment to the Company’s Certificate of Incorporation, as amended, in the form attached to this proxy statement as Appendix A to effect a name change of the Company.

4.

Authorizing the Board of Directors, for a period of up to one year from the date of the annual meeting, to effect a reverse stock split of the issued and outstanding common stock of the Company in a whole-number ratio in the range of 1 for 6 to 1 for 20, to be determined by the Board of Directors;

5.

Holding an advisory vote on the compensation of our named executive officers;

6.

Considering and acting upon a proposal to approve a frequency of three years for the advisory vote on executive compensation;  and

7.

Transacting such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of record at the close of business on _______, 201__ will be entitled to attend and vote at the meeting. A list of all stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be available at the principal executive offices of the Company, during normal business hours, for examination by any stockholder for any purpose germane to the meeting for 10 days prior to the date thereof. The proxy materials are being furnished to stockholders on or about _________, 2016.

By Order of the Board of Directors,

_________________________

Wallace Baker

Corporate Secretary

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, TO ENSURE THAT YOUR VOTE IS COUNTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE.

RECEIVABLE ACQUISITION & MANAGEMENT CORPORATION

d/b/a CORNERSTONE SUSTAINABLE ENERGY

60 E. 42nd Street, 46th Floor

New York, NY 10165

Phone (212) 796-4097

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON _________, 201__

AT THE LAW OFFICES OF DAVIDOFF HUTCHER & CITRON, LLP

605 Third Avenue, 34TH FLOOR, New York, New York 10158

AT 10:00 A.M.  ET

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors (the “Board of Directors” or the “Board”) of Receivable Acquisition & Management Corporation (the “Company,” “we,” “us” or “our”) for use at the annual meeting of the Company’s stockholders (the “Annual Meeting”) to be held at the law offices of Davidoff Hutcher & Citron, LLP, 605 Third Avenue, 34th floor, New York, New York 10158, on  _______, 201__, at 10:00 a.m. (ET) and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting in person, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials are being furnished to stockholders on or about ________, 2016

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. For shares held of record, you must first notify the Company Secretary of your intent to revoke your proxy and you can then vote by attending the Annual Meeting and voting the shares of stock in person. For shares held beneficially in street name (see “Questions and Answers About These Proxy Materials-What is the Difference Between a Stockholder of Record and a Beneficial Owner of Shares Held in Street Name?”), a stockholder may revoke a proxy by following the instructions provided by the stockholder’s broker, trustee or nominee. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communication. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company, which will bear all costs associated with providing this proxy statement (this “Proxy Statement”) and the solicitation of proxies.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

Each of the Notice of Annual Meeting of Stockholders, the Proxy Statement, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the United States Securities and Exchange Commission (the “SEC”) on March 16, 2016, (as amended, the “2015 Form 10-K”), is available at http://cseindustries.com.

Rules adopted by the SEC allow companies to send stockholders a notice of internet availability of proxy materials, rather than mail them full sets of proxy materials.  We chose to mail full packages of materials to stockholders.  However, in the future we may take advantage of the notice and access distribution option.  If, in the future, we choose to send such notices, they will contain instructions on how stockholders can access our notice of meeting and proxy statement via the internet.  They will also contain instructions on how stockholders can request to receive their materials electronically or in printed form on a one-time or ongoing basis.

RECORD DATE

Stockholders of record at the close of business on ________, 2016 will be entitled to receive notice of, attend and vote at the Annual Meeting.

ACTION TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely, Thomas Telegades, our Chief Financial Officer and Chief Executive Officer will vote:

1.

FOR the election of the five (5) persons named herein as nominees to serve as directors of the Company, for a term expiring at the 2017 Annual Meeting of Stockholders (or until their successors are duly elected and qualified);

2.

FOR the ratification of PKF O’Connor Davies, LLP as our independent registered public accounting firm for the year ending December 31, 2016;

3.

FOR the approval a corresponding amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), in the form attached to this proxy statement as Appendix A to effect a name change (referred to herein as the “Name Change”) to be determined by the Board of Directors.

4.

FOR the authorization of the Board of Directors to effect a reverse stock split of the issued and outstanding common stock of the Company in a whole-number ratio in the range of 1 for 6 to 1 for 20, at any time during the next twelve months, to be determined by the Board of Directors and the approval of the corresponding amendment to the Certificate of Incorporation to effect the reverse split;

5.

FOR the advisory approval of the compensation of our named executive officers;

6.

FOR the approval, on an advisory basis, the frequency of three years for the shareholder advisory vote on executive compensation; and

7.

According to their judgment with respect to such other matters or business as may properly come before the Annual Meeting or any adjournments thereof.

Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board. The Board is not aware of any reason that might cause any nominee to be unavailable.

WHO IS ENTITLED TO VOTE; VOTE REQUIRED; QUORUM

As of ________, 2016, there were [200,739,432] shares of common stock of the Company, par value $0. 001 per share (the “Common Stock”), issued and outstanding, which constitute all of the shares of outstanding capital stock of the Company. Stockholders are entitled to one vote for each share of Common Stock held by them.

A majority of the outstanding shares of Common Stock, or [·] shares as of _________, 2016,  present in person or represented by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes (as discussed below) will be counted as present for purposes of determining a quorum.

Brokers holding shares for customers are generally not entitled to vote on “non-routine” matters unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. The only proposal at the Annual Meeting considered a “routine” matter for these purposes is the ratification of PKF O’Connor Davies, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016, and brokers are entitled to vote uninstructed shares only with respect to that proposal. The other proposals are non-routine. Therefore, brokers are not entitled to vote on those matters unless the brokers receive voting instructions from their customers. As a result, it is very important that the Company’s beneficial owners provide instruction to their brokers on how to vote their shares.

Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be as follows:

·

A nominee for director will be elected if the votes cast for the nominee’s election exceed the votes cast against such nominee’s election. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the vote.

·

The proposal to ratify PKF O’Connor Davies, LLP as our independent registered public accounting firm for the year ending December 31, 2016 will require the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting in person or by proxy and entitled to vote on this proposal. An abstention will have the effect of a vote against this proposal. Brokers have discretionary authority and may vote on this proposal without having instructions from the beneficial owners or persons entitled to vote thereon.

·

The proposal to approve an amendment to the Company’s Certificate of Incorporation in the form attached to this proxy statement as Appendix A, to effect the name change will require the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote on this proposal.   Any abstentions or broker non-votes with respect to this proposal will count as votes against this proposal.

·

The proposal to authorize the Board of Directors to effect a reverse stock split of the issued and outstanding Common Stock of the Company in a whole-number ratio in the range of 1 for 6 to 1 for 20 at any time during the next twelve months to be determined by the Board of Directors, will require the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting in person or by proxy and entitled to vote on this proposal. An abstention will have the effect of a vote against this proposal. A broker non-vote will have no effect on the outcome of the vote on this proposal.

·

The proposal to approve, on an advisory basis, the compensation of our named executive officers will require the affirmative vote of a majority of the voting shares that are present at the Annual Meeting in person or by proxy and entitled to vote on this proposal. An abstention will have the effect of a vote against this proposal. A broker non-vote will have no effect on the outcome of the vote on this proposal.

·

The proposal to approve, on an advisory basis, the frequency of three years for the shareholder advisory approval of the compensation of our named executive officers will require the affirmative vote of a majority of the voting shares that are present at the Annual Meeting in person or by proxy and entitled to vote on this proposal. An abstention will have the effect of a vote against this proposal. A broker non-vote will have no effect on the outcome of the vote on this proposal.

We are incorporated in the State of Delaware and, accordingly, are subject to the Delaware General Corporation Law. Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to any of the proposals to be acted upon at the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these materials?

We have delivered printed versions of these materials to you by mail in connection with the Company’s solicitation of proxies for use at the Annual Meeting. These materials describe the proposals on which the Company would like you to vote and also provide you with information on these proposals so that you can make an informed decision. We are furnishing our proxy materials to all stockholders of record entitled to vote at the Annual Meeting on or about ________, 201__.

What is included in these materials?

These materials include:

·

the Notice of Annual Meeting of Stockholders;

·

the Proxy Statement;

·

the 2015 Form 10-K; and

·

the proxy card and voting instruction form for the Annual Meeting.

What is the proxy card?

The proxy card enables stockholders of record to appoint Thomas Telegades, our Chief Financial Officer and Chief Executive Officer, as their representatives at the Annual Meeting. By completing and returning a proxy card, you are authorizing this individual to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting.

What items will be voted on?

You are being asked to vote on the election of the five nominated members of our Board, the ratification of PKF O’Connor Davies, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016, the change of the Company’s name and corresponding change to the Company’s Certificate of Incorporation,  the authorization of the reverse stock split and the approval of a corresponding amendment to the Company’s Certificate of Incorporation to effect the reverse stock split, the advisory approval of the compensation of our named executive officers, and the advisory approval of a three year frequency for the advisory approval of the executive compensation. We will also transact any other business that properly comes before the Annual Meeting.

How does the Board recommend that I vote?

Our Board unanimously recommends that you vote your shares FOR each of the persons nominated for director, FOR ratification of PKF O’Connor Davies, LLP as our independent registered public accounting firm for the year ending December 31, 2016, FOR the authorization of the reverse stock split,  FOR the approval the amendment to the Company’s Certificate of Incorporation to change the Company’s name, FOR the advisory approval of the compensation of our named executive officers and FOR the advisory approval of a three year frequency for the advisory approval of executive compensation.

Who can vote at the Annual Meeting?

There were [200,739,432] shares of Common Stock outstanding on ________, 2016, held by [·] holders of record. Only stockholders of record at the close of business on ________, 2016 are entitled to receive notice of, to attend, and to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. All shares of Common Stock will vote together as a single class. Information about the stockholding of the Company’s directors and executive officers is set forth in “Proposal 1 - Election of Directors - Security Ownership of Certain Beneficial Owners and Management.”

Who will be admitted to the Annual Meeting?

Admission to the Annual Meeting will be limited to our stockholders of record on ________, 2016, persons holding proxies from such stockholders, beneficial owners of our Common Stock on ________, 2016,  our directors, and our employees. If shares are registered in your name, we will verify your ownership at the Annual Meeting in our list of stockholders as of ________, 2016.  If your shares are held through a broker, bank or other nominee, you must bring proof of your beneficial ownership of the shares as of ________, 2016.   This proof could consist of, for example, a bank or brokerage firm account statement or a letter from your bank or broker confirming your ownership as of ________, 2016.  You may also send proof of ownership to us at Cornerstone Sustainable Energy, Inc., Attention: Corporate Secretary, 60 E. 42nd Street, 46th Floor, New York, New York 10165, or by email to info@cseindustries.com by the close of business on ________, 2016.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholders that hold their shares in “street name” through an account at a brokerage firm, bank or other nominee holder, rather than holding shares directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If on ________, 2016, your shares were registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, LLC, you are considered a stockholder of record with respect to those shares, and this Proxy Statement and the other proxy materials were sent directly to you by the Company. As the stockholder of record, you have the right to direct the voting of your shares by returning the proxy card to us. Whether or not you plan to attend the Annual Meeting, if you do not vote over the Internet or by phone, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

If on the Record Date your shares were held in an account at a brokerage firm, bank, broker-dealer or other nominee holder, then you are considered the beneficial owner of shares held in street name, and this Proxy Statement and the other proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account, and you have been or will be provided a voting instruction form for that purpose. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization through which you hold your shares in street name.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote by any of the following methods:

·

By Mail. You may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.

·

In Person. You may attend and vote at the Annual Meeting. The Company will give you a ballot when you arrive.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

·

By Mail. You may vote by proxy by filling out the voting instruction form and returning it in the pre-addressed, postage-paid envelope provided.

·

In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares.

What if I change my mind after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again on a later date via the Internet or by telephone, by signing and returning a new proxy card or voting instruction form with a later date, or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Corporate Secretary at 60 E. 42nd Street, 46th Floor, New York, New York 10165 a written notice of revocation or a properly created proxy bearing a later date prior to the Annual Meeting. Please note, however, that if your shares are held in street name, you must follow any instructions provided by your broker to revoke or change your vote.

How are proxies voted?

All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and you (i) indicate when voting by telephone that you wish to vote as recommended by the Board or (ii) sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on routine matters, but cannot vote on non-routine matters.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

·

as necessary to meet applicable legal requirements;

·

to allow for the tabulation and certification of votes; or

·

to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

Who pays the solicitation expenses?

We will bear the cost of solicitation of proxies. Proxies may be solicited by mail or personally by our Directors, officers or employees, none of whom will receive additional compensation for such solicitation. Those holding shares of Common Stock of record for the benefit of others, or nominee holders, are being asked to distribute proxy soliciting materials to, and request voting instructions from, the beneficial owners of such shares. We will reimburse nominee holders for their reasonable out-of-pocket expenses.

Where do I find the voting results of the Annual Meeting?

We will announce voting results at the Annual Meeting and in a Current Report on Form 8-K.

Who can help answer my questions?

If you need assistance in voting or completing your proxy card, or have questions regarding the Annual Meeting, please contact:

Wallace Baker, Secretary

Telephone: 212-796-4097

(Banks and brokers please call:____________)

PROPOSAL 1 - ELECTION OF DIRECTORS

Information about the Nominees

Our Bylaws specify that the number of directors on our Board shall be at least three and no more than fifteen persons. Our Board currently consists of four persons, all of whom have been nominated by our Board to stand for re-election at the Annual Meeting. Additionally, a fifth director has been nominated and has accepted such nomination.  Each director is elected to serve until the following annual meeting of stockholders and until his or her successor has been elected and qualified or until the director’s earlier resignation or removal.

The following table and biographies describe for each nominee his age, his principal occupation for at least the last five years, his present position with the Company, the year in which he was first elected or appointed as director, and his directorships with other companies whose securities are registered with the SEC.

Name	Age	Present Principal Employment
James Valentino	73	Chairman of the Board of Directors
Thomas Telegades	60	Director, CEO and Interim CFO
Peter Fazio	63	Director and COO
Wallace Baker	68	Director, Secretary and Chief Administrative Officer
Monir Hoque - (Nominee)	45	Employed at Alliance Global Finance

JAMES VALENTINO was elected Chairman of the Board on May 15, 2013 upon completion of the merger between the Company and Cornerstone and Sustainable Energy Industries, Inc. (the “Merger”).  He has spent most of his career as an executive in the financial services industry, with experience in marketing, interactive commerce, creative business strategy development and information technology.  More recently, he had over a decade of involvement with growing new businesses. Mr. Valentino is a patented inventor and was a founder, early backer, influencer, and/or director or board chairman of a number of emerging private companies, notably JibJab.  Mr. Valentino served as Chairman of the Board of MetLife Trust Company, and co-founded and served as Chairman of the Board for eComForum, a Washington, D.C. based e-commerce advocacy group. Mr. Valentino is a graduate of City University-Brooklyn College with a BS degree in Economics and Math, and has completed extensive graduate work at Baruch Business College in Information Technology and Computer Methodology. He is a graduate of the M.I.T. Sloan School Senior Executive Program, where he served on the Board of Governors. He is also a member of the New York Academy of Sciences.  He has been Chairman of the Board of the Company since May 2013.

THOMAS TELEGADES was appointed a director, Chief Executive Officer and Chief Financial Officer of the Company on May 15, 2013.  Since September 2006, Thomas has served as the managing member of Cornerstone Program Advisors LLC, an energy infrastructure project management company focused on healthcare and higher learning institutions, which became a subsidiary of the Company as a result of the Merger. Mr. Telegades has an MBA from Fairleigh Dickinson University and has a BAS from Florida Atlantic University.

PETER FAZIO was appointed a director and Chief Operating Officer of the Company on May 15, 2013.  Since June 2008, Peter has served as Chief Executive Officer of Sustainable Energy Industries Inc., and its predecessor Sustainable Energy Industries, LLC an alternative energy business, with emphasis on “green” engine technology, which became a subsidiary of the Company as a result of the Merger. From February 2009 until February 2011, Mr. Fazio was Vice President of New Construction for Schlesinger/Siemens. He has more than twenty-five years of experience in sales, management, employee relations, cost control and project management, and will continue in these roles with the Company.

WALLACE BAKER has served in the capacity of Chief Administrative Officer and director since May 2013.  He spent most of his career in the financial services industry as an executive focused largely on corporate finance, financial modeling, controls and performance measurement, as well as corporate planning and strategy. Mr. Baker was a founder of MetLife Trust Company and served on its Board of Directors, and subsequently became involved as a founder, early backer and/or principal in a number of emerging private companies. Mr. Baker has an undergraduate degree in Economics from Brown University, and an MBA in Finance from New York University.  He was elected corporate Secretary in December 2013.

Messrs. Fazio, Valentino, and Baker gained knowledge of the Company’s industry and the engine technology it has licensed from working with the Licensor for a period of time some years ago.

MONIR HOQUE has over 20 years of experience with global financial services firms including GE Capital, JP Morgan and Bank of America.  Mr. Hoque has been employed by Alliance Global Finance since November 2012, as a Special Situations and Growth Capital Private Equity Investor.  From September 2009 until October 2012 he was employed by Sawmill Capital Partners as an Emerging Markets Financial Advisor.  Prior thereto, from February 2008 to August 2009, Mr. Hoque was employed by Al Rayan Investments in Doha, Qatar, as Managing Director of the group focused on emerging markets.  From December 2003 until February 2008 he was employed by Banc of America Securities where he ran the Principal Financial Real Estate and Infrastructure Strategies Group.  He has worked in investment and corporate banking, private equity, real estate, asset management and has extensive experience in investing debt and equity products and their derivatives. He is adept at driving business plans, developing corporate strategies and leading across multiple cultural environments. His experience preparing detailed financial and strategic documents to regulators, investors and bankers will be useful to the Company.  Mr. Hoque earned a master’s degree with honors in Finance from Columbia University. Through a combined degree program, he received a BS in Electrical Engineering from Columbia University and a BA in Physics from Bard College, both degrees were earned with honors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF ITS NOMINEES.

Information about the Board of Directors

Composition of the Board of Directors

Our Board currently consists of four members.

Director Independence

Because our common stock is not currently listed on a national securities exchange, we have used the definition of “independence” of The NASDAQ Stock Market to make this determination. NASDAQ Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The NASDAQ listing rules provide that a director cannot be considered independent if:

·

the director is, or at any time during the past three years was, an employee of the company;

·

the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

·

a family member of the director is, or at any time during the past three years was, an executive officer of the company;

·

the director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

·

the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or the director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three years was a partner or employee of the company’s outside auditor, and who worked on the company’s audit.

We currently have no independent directors. Mr. Hoque, a nominee to the Board, would be deemed to be an independent director under the above definition. We do not have an audit committee, compensation committee or nominating committee.

Code of Ethics

The Company has not yet adopted a Code of Ethics.

Director Compensation

Directors do not receive compensation of any form for serving as a director, including for their attendance at meetings.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock of: (1) each person or entity known to us who owns of record or beneficially 5% or more of any class of our voting securities; (2) each of our directors and executive officers; and (3) all of our directors and executive officers as a group. The percentage of beneficial ownership of our Common Stock is based upon [206,739,432] shares issued and outstanding on ________, 2016.

Except as otherwise indicated in the footnotes below, each of the beneficial owners has, to our knowledge, sole voting and investment power with respect to the indicated shares of Common Stock.

NAME AND ADDRESS (1) OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP		PERCENT OF CLASS (2)

Thomas Telegades	33,900,231	(3)	16.9%
Peter Fazio	34,444,353	(4)	17.2%
James Valentino	29,326,269	(5)	14.6%
Wallace Baker	29,456,540	(6)	14.7%
Monir Hoque - (Nominee)	1,350,000		*
All Directors and Officers as a group	127,127,393		63.4%

Stanley and Laurie Altschuler, Joint Owners	10,583,404	(7)	5.3%
Max Khan	18,355,000	(8)	9.2%

*Less than 1% of the issued and outstanding Shares.

(1) Except as otherwise set forth below, the address of each of the persons listed below is c/o Receivable Acquisition & Management Corporation, 60 E. 42nd Street, 46th Floor, New York, New York 10165.

(2) Based on [200,739,432] shares of Common Stock as of __________, 2016.

(3) These shares are owned by Semper Fi Energy Holdings, LLC of which Mr. Telegades is a control person. This number does not include 8,757,827 shares owned by Cornerstone Program Advisors Ltd, an entity owned by Mr. Telegades’ wife.

(4) Consists entirely of Common Stock held by Mosalu Family Trust of which Mr. Fazio is a control person. Mr. Fazio may be deemed to be the beneficial owner of the Common Stock held by the Mosalu Family Trust.

(5) Includes 28,826,269 shares of Common Stock held by Gramercy Ventures, LLC, of which Mr. Valentino is the manager. Mr. Valentino disclaims beneficial interest of the shares owned by Gramercy Ventures LLC. This number also includes 500,000 shares of Common Stock held in an IRA owned by Mr. Valentino.

(6) Consists entirely of Common Stock held by Wentworth Dukeshire Trust. Mr. Baker disclaims beneficial ownership of such shares, as he does not control the power to vote or dispose of these shares.  The trust is controlled by independent trustees.

(7) The address of Stanley and Laurie Altschuler is 575 Lexington Avenue, 4th Floor, New York, New York 10022.

(8) Includes 160,000 shares of Common Stock of which Mr. Khan is legal Custodian and of which Mr. Khan may be deemed to be the beneficial owner. Mr. Khan was the Chief Executive Officer of the Company until May 15, 2013 and was on the board of directors of the Company until June 26, 2014. The address of Mr. Khan is 732 Pembroke Way, Ridgefield, NJ 07657.

Summary Compensation Table

The following table sets forth compensation awarded to, earned by or paid to our Chief Executive Officer and the four other most highly compensated executive officers for the years ended December 31, 2015 and 2014 (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and principal		Salary	Bonus	Stock Awards	Option awards	Non-equity incentive plan compensation	Change in pension value and non- qualified deferred compensation	All Other Compensation	Total
position	Year	($)	($)	($)	($)	($)	($)	($)	($)

Thomas Telegades, Chief Executive Officer, Interim Chief Financial Officer	2015	-0-	-0-	-0-	-0-	-0-	-0-	[ note 1 ]	-0-
	2014	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Peter Fazio, Chief Operating Officer	2015	-0-	-0-	-0-	-0-	-0-	-0-	[ note 1 ]	-0-
	2014	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

James Valentino, Chairman of the Board	2015	-0-	-0-	-0-	-0-	-0-	-0-	[ note 1 ]	-0-
	2014	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Wallace Baker, Corporate Secretary and Chief Administrative Officer	2015	-0-	-0-	-0-	-0-	-0-	-0-	[ note 1 ]	-0-
	2014	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

[1] Each of Messrs. Telegades, Fazio, Valentino, and Baker were owed compensation under their respective consulting agreements with the Company as discussed on the next page.  For 2015 and 2014, all of the Company’s officers waived any compensation owed to them under such agreements. No amounts were paid to these officers nor did any amounts accrue.

Outstanding Equity Awards at Year-End

None.

Option Exercises and Stock Vested

No executive officer identified in the Summary Compensation Table above received or exercised any option in fiscal year 2015.

Benefit Plans

In 2013, the Board adopted and received consent of majority of shareholders for the Company’s 2013 Equity Incentive Award Plan (the “2013 Plan”) and the reservation of an aggregate of 3,000,000 shares of the Company’s common stock for issuance pursuant to the 2013 Plan. The 2013 Plan, approved by our stockholders, replaces the Company’s last stock option plan, which was adopted in April 2004, and will be used to help attract, retain and motivate employees, consultants and directors.

The affirmative vote of the Majority Shareholders was required for the approval of the 2013 Plan.

The 2013 Plan is available to employees and consultants of the Company and its subsidiaries and members of the Board, or as applicable, members of the board of directors. The Board believes that the 2013 Plan will promote the success and enhance the value of the Company by continuing to link the personal interests of participants to those of the Company and its stockholders and by providing participants with an incentive for outstanding performance to generate superior returns to our stockholders. The Board further believes that the 2013 Plan will provide flexibility to the Company in its ability to motivate, attract and retain the services of employees, consultants and Directors upon whose judgment, interest and special effort the successful operation of the Company is largely dependent.

The 2013 Plan provides for the grant of stock options (both incentive stock options and nonqualified stock options), restricted stock, stock appreciation rights, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units and performance-based awards to eligible participants.

There were no grants of plan-based awards to named executive officers for the year ended December 31, 2015.

Non-qualified Deferred Compensation

The Company does not have any defined contribution or other plan which provides for the deferral of compensation on a basis that is not tax-qualified.

Consulting Agreements

The Company entered into an agreement in 2013 with Thomas Telegades, Chief Executive Officer, Interim Chief Financial Officer, and Director of the Company, under which Mr. Telegades shall serve on a full-time basis as Chief Executive Officer for a three year term beginning on May 15, 2013 which was extended for an additional three years.  The agreement specifies that Mr. Telegades shall be paid annual compensation of up to $150,000 for his services. The agreement includes non-competition and non-solicitation provisions which expire the later of three years from May 15, 2013, or one year following his termination or voluntary resignation.

The Company entered into an agreement in 2013 with Peter Fazio, the Chief Operating Officer and Director of the Company, under which Mr. Fazio shall serve on a full-time basis as Chief Operating Officer of the Company for a three year term beginning on May 15, 2013, which was extended for an additional three years.  The agreement specifies that Mr. Fazio shall be paid annual compensation of up to $150,000 for his services.  The agreement includes non-competition and non-solicitation provisions which expire the later of three years from May 15, 2013, or one year following his termination or voluntary resignation.

The Company entered into an agreement with Gramercy Ventures LLC (“Gramercy”), under which the manager of Gramercy, James Valentino, who is also one of the directors of the Company, serves on a full-time basis as consultant to and non-executive Chairman of the Board of the Company for a three year term beginning on July 1, 2014.  The agreement specifies that Gramercy shall be paid an annual compensation of up to $150,000 for such services.  This agreement includes non-competition and non-solicitation provisions which expire the later of three years from July 1, 2014, or one year following his termination or voluntary resignation.

The Company entered into an agreement with Wallace Baker, a director of the Company, under which Mr. Baker serves on a full-time basis as Chief Administrative Officer and Secretary of the Company for a three year term beginning on July 1, 2014. The agreement specifies that Mr. Baker shall be paid annual compensation of up to $150,000 for his services.  This agreement includes non-competition and non-solicitation provisions which expire the later of three years from July 1, 2014, or one year following his termination or voluntary resignation.

For 2015 and 2014, all of the Company’s officers waived any compensation owed to them under such agreements. For 2015 and 2014, no amounts were paid to these officers nor did any amounts accrue.

All of our officers and/or directors will continue to be active in other companies. All officers and directors have retained the right to conduct their own independent business interests.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has appointed the firm of PKF O’Connor Davies, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2016. PKF O’Connor Davies, LLP served as our independent registered public accounting firm for the fiscal year ended December 31, 2015.

A representative of PKF O’Connor Davies, LLP is not expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Fees Paid to Principal Accountants

The following table presents the aggregate fees billed by PKF O’Connor Davies, LLP during the fiscal years ended December 31, 2014 and 2015.

	PKF O’Connor Davies December, 2015	PKF O’Connor Davies December, 2014

Audit Fees	$30,000	$35,000
Audit Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0
Total	$30,000	$35,000

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF PKF O’CONNOR DAVIES, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2016.

PROPOSAL 3 - APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT THE NAME CHANGE

We are asking our stockholders to approve an amendment to the Company’s Certificate of Incorporation in the form attached to this proxy statement as Appendix A to effect the name change (the “Name Change”).

The Name Change reflects the current business operations of the Company.  The Company adopted the operations of Cornerstone Program Advisors LLC, a Delaware limited liability company (“Cornerstone”) and Sustainable Energy Industries, Inc. a Delaware corporation (“Sustainable”), under a March 29, 2013 agreement (the “Merger Agreement”), which was completed on May 15, 2013 (the “Merger”).  Cornerstone is an energy infrastructure project management company focused on healthcare and higher learning institutions.  Sustainable is focused on the alternative energy business, with emphasis on “green” engine technology it has licensed.  As a result of the Merger, the members of Cornerstone and shareholders of Sustainable received an aggregate of ninety percent (90%) of the equity securities of the Company on a fully diluted basis.

 The Company has obtained Board approval for the Name Change of the Company to “PwrCor, Inc.”, or a similar name as determined by the Board of Directors.  The Board believes that the name “PwrCor, Inc.”, more accurately reflects the business and operations of the Company after the acquisition of Cornerstone and Sustainable as a result of the Merger.  Since the Merger closed in May 2013, the Company has utilized “Cornerstone Sustainable Energy” as a trade name.  Management believes the Name Change will provide a unique name that more closely relates to our operating business.

The Name Change will amend the Certificate of Incorporation of the Company to formalize the new name.  Furthermore, the Company is considering changing the ticker symbol to more closely reflect that of the Company after the Name Change.

The name change would be implemented by filing the amendment to our Certificate of Incorporation, in substantially the form attached to this Proxy as Appendix A, with the Delaware Secretary of State, and the name change would become effective on the date of the filing.

The Name Change and Reverse Stock Split were each closing conditions under a March 29, 2013 agreement between the Company, Cornerstone and Sustainable (the “Merger Agreement”).  However, the Name Change and Reverse Merger were each waived as conditions of closing and the Merger was completed.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE NAME CHANGE AND THE CORRESPONDING CHANGE TO THE CERTIFICATE OF INCORPORATION.

PROPOSAL 4 - AUTHORIZATION OF THE BOARD OF DIRECTORS TO EFFECT A REVERSE STOCK SPLIT

We are asking our stockholders to authorize the Board, to effect a Reverse Stock Split of all outstanding shares of our common stock at an exchange ratio in the range of 1 for 6 to 1 for 20.  The Board has up to one year from the date of the Annual Meeting to effect the Reverse Stock split, if it decides to effect it at all.  The exact ratio to be chosen by the Board will be determined as to what is in the best interests of the Company, as the Board expects that it will increase the share price of our Common Stock.  The Board believes that if we are successful in maintaining a higher price per share of our Common Stock, we will be able to generate greater interest among investors and institutions.  If we are successful in generating such interest, we anticipate that our Common Stock would have greater liquidity and a stronger investor base.

The Reverse Stock Split would reduce the number of shares of Common Stock issued and outstanding from approximately [200,739,432] million shares as of ________, 201__, to approximately __________ shares based on the maximum 1-for-20 Reverse Stock Split shares or to approximately __________ shares based on the minimum  1-6 Revise Stock Split Shares.  By reducing the number of issued and outstanding shares of Common Stock, with a less than proportionate decrease in the number of authorized shares, more shares of Common Stock will be available for issuance as a result of the Reverse Stock Split. The Board believes that the availability of more shares of Common Stock for issuance will allow the Company greater flexibility in pursuing financing from investors and issuing shares of Common Stock in exchange for such financing, meeting business needs as they arise, taking advantage of favorable opportunities, and responding to a changing corporate environment.  At the same time as the Reverse Stock Split, the number of authorized shares of our Common Stock will be reduced from 325 million to 200 million, with no change to the par value.

The Board is also asking the stockholders to approve the corresponding amendment to the Certificate of Incorporation to effect the Reverse Stock Split.

If stockholders approve this proposal, the Board of Directors would cause an amendment to the Company’s Certificate of Incorporation to be filed with the Secretary of State of the State of Delaware and effect the reverse stock split only if the Board of Directors determines thereafter that the reverse stock split would be in the best interests of the Company and its stockholders at the time. The Board of Directors may determine in its discretion a whole-number ratio in the range of 1 for 6 to 1 for 20 at which to effect the reverse stock split. The Board of Directors also may determine in its discretion not to effect any reverse stock split and not to file the corresponding amendment to the Company’s Certificate of Incorporation. No further action on the part of stockholders will be required to either effect or abandon the reverse stock split.

There is no guarantee that the Reverse Stock Split will increase the share price of our Common Stock.

Purpose of the Reverse Stock Split

The Board of Directors believes that it is in the best interests of the Company and its stockholders to seek the requisite approvals to reduce the number of issued and outstanding shares of Common Stock through a reverse stock split.  Immediately following the completion of a reverse stock split, the number of shares of Common Stock issued and outstanding would be reduced proportionately based on the reverse stock split ratio determined by the Board of Directors, which must be within the range approved by the Company’s stockholders.

The Board of Directors believes that effecting a reverse stock split is likely to increase the market price for the Common Stock, as fewer shares will be outstanding. The Board of Directors believes that approval of several options for the ratio of the reverse stock split provides it with flexibility to achieve the purposes of the reverse stock split.

The Company currently does not have any plans, arrangements or understandings, written or oral, to issue any of the authorized but unissued shares of Common Stock that would become available as a result of the reverse stock split.

Board Discretion to Effect the Reverse Stock Split

No further action on the part of stockholders will be required to either effect or abandon the reverse stock split. If this proposal is approved by stockholders and the Board of Directors determines to effect the reverse stock split, the Company would communicate to the public, prior to the effective time of the reverse stock split, additional details regarding the reverse stock split (including the final reverse stock split ratio, as determined by the Board of Directors). The Board of Directors reserves the right to elect not to proceed with the reverse stock split if it determines, in its discretion, that the reverse stock split is not in the best interests of the Company and its stockholders.

Certain Risks Associated with the Reverse Stock Split

There can be no assurance that following the reverse stock split the market price of the Common Stock will increase in proportion to the reduction in the number of shares of Common Stock issued and outstanding before the proposed reverse stock split. Other factors, such as the Company’s financial results, market conditions, and the market perception of the Company’s business may adversely affect the market price of the Common Stock. As a result, there can be no assurance that the reverse stock split, if completed, will result in the intended benefits, including as described herein, that the market price of the Common Stock will increase following the reverse stock split or that the market price of the Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of the Common Stock after a reverse stock split will increase in proportion to the reduction in the number of shares of the Common Stock outstanding before the reverse stock split. Accordingly, the total market capitalization of the Company, based on the outstanding shares of Common Stock after the reverse stock split, may be lower than the total market capitalization before the reverse stock split.  Moreover, the number of authorized shares of Common Stock will not be proportionately reduced by the reverse stock split.  This will allow for more shares to be available for issuance. Accordingly, the reverse stock split will have the effect of increasing the authorized, but unissued shares of Common Stock as a percentage of total authorized shares.  Following the reverse stock split, if effected, the Board of Directors will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board of Directors deems appropriate.

Impact of the Proposed Reverse Stock Split If Effected

The reverse stock split would affect all of the Company’s stockholders uniformly and would not affect any stockholder’s ownership percentage or proportionate voting power (subject to the treatment of fractional shares).  The other principal effects of the reverse stock split will be that:

·

the number of issued and outstanding shares of Common Stock will be reduced proportionately based on the final reverse stock split ratio as determined by the Board of Directors;

·

the number of shares reserved for issuance, any maximum number of shares with respect to which equity awards may be granted to any participant and the number of shares and any exercise price subject to awards outstanding under the Company’s equity-based compensation plans will be adjusted proportionately based on the final reverse stock split ratio such that the number of shares reserved for issuance and the number of shares subject to such limits shall be reduced and any applicable exercise price shall be increased; and

·

the reverse stock split will likely increase the number of stockholders who own odd lots (less than 100 shares). Stockholders who hold odd lots may experience an increase in the cost of selling their shares and may have greater difficulty in executing sales.

Although the number of outstanding shares of Common Stock would decrease following the proposed reverse stock split, the Board of Directors does not intend for the reverse stock split to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934.

No Fractional Shares

Stockholders will not receive fractional post-reverse stock split shares in connection with the reverse stock split. Instead, resulting fractional shares will be rounded up to the next whole share.

Effect on Registered and Beneficial Stockholders

Upon the reverse stock split, we intend to treat stockholders holding shares of Common Stock in “street name” (that is, held through a brokerage firm, bank, broker-dealer, or other similar organization) in the same manner as registered stockholders whose shares of Common Stock are registered in their names. Brokerage firms, banks, broker-dealers, and other similar organizations will be instructed to effect the reverse stock split for their beneficial holders holding shares of Common Stock in “street name;” however, these organizations may apply their own specific procedures for processing the reverse stock split. If you hold your shares of Common Stock in “street name,” and if you have any questions in this regard, we encourage you to contact your nominee.

Effect on Registered “Book-Entry” Stockholders

The Company’s registered stockholders may hold some or all of their shares electronically in book-entry form. These stockholders will not have stock certificates evidencing their ownership of shares of Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.

·

If you hold registered shares of Common Stock in book-entry form, you do not need to take any action to receive your post-reverse stock split shares of Common Stock in registered book-entry form.

·

If you are entitled to post-reverse stock split shares of Common Stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the effective time of the reverse stock split indicating the number of shares of Common Stock you hold.

Effect on Registered Certificated Shares

Some registered stockholders hold their shares of Common Stock in certificate form or a combination of certificate and book-entry forms. If any of your shares of Common Stock are held in certificate form, you will receive a transmittal letter from the Company’s transfer agent as soon as practicable after the effective time of the reverse stock split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-reverse stock split shares of Common Stock for a statement of holding. When you submit your certificate representing the pre-reverse stock split shares of Common Stock, your post-reverse stock split shares of Common Stock will be held electronically in book-entry form. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-reverse stock split shares of Common Stock you own in book-entry form. The Company will no longer issue physical stock certificates unless you make a specific request for a share certificate representing your post-reverse stock split ownership interest.

Beginning at the effective time of the reverse stock split, each certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares.

Accounting Consequences

The par value per share of the Common Stock will remain unchanged after the reverse stock split. As a result, on the effective time of the reverse stock split, the stated capital on the Company’s balance sheet attributable to Common Stock will be reduced proportionately based on the final reverse stock split ratio determined by the Board of Directors, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. After the reverse stock split, net income or loss per share, and other per share amounts, will be increased because there will be fewer shares of Common Stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the reverse stock split would be recast to give retroactive effect to the reverse stock split.

As described above under “Impact of the Proposed Reverse Stock Split If Effected,” the exercise price of options under the 2013 Plan will be proportionately adjusted based on the final reverse stock ratio. The Company does not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

No Appraisal Rights

Stockholders will not have dissenters’ or appraisal rights under Delaware corporate law or under the Company’s Certificate of Incorporation in connection with the proposed reverse stock split.

Procedure for Effecting Reverse Stock Split

If the stockholders approve Proposal 4 and the Board of Directors effects the reverse stock split, the reverse stock split will become effective at such time as is specified in the amendment to the Company’s Certificate of Incorporation, which is referred to as the effective time of the reverse stock split. Beginning at the effective time of the reverse stock split, each certificate representing pre-reverse stock split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares of Common Stock.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a general summary of certain United States of America (“U.S.”) federal income tax consequences of the reverse stock split that may be relevant to holders of Common Stock that hold such stock as a capital asset for federal income tax purposes. This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below. This discussion does not address all aspects of federal income taxation that may be relevant to such holders in light of their particular circumstances or to holders that may be subject to special tax rules, including, without limitation: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (viii) U.S. Holders (as defined below) whose “functional currency” is not the U.S. dollar; (ix) persons holding Common Stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquire shares of Common Stock in connection with employment or other performance of services; and (xi) U.S. expatriates. In addition, this summary does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction and U.S. federal tax consequences other than federal income taxation.  If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of Common Stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences of the reverse stock split, and there can be no assurance the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge. EACH HOLDER OF COMMON STOCK SHOULD CONSULT SUCH HOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of Common Stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the U.S.; (2) a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the U.S., any state thereof or the District of Columbia; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, the administration of which is subject to the primary supervision of a U.S. court and as to which one or more U.S. persons have the authority to control all substantial decisions of the trust, or that has a valid election in effect to be treated as a U.S. person. A “Non-U.S. Holder” is a beneficial owner (other than a partnership) of shares of Common Stock who is not a U.S. Holder.

U.S. Holders

A U.S. Holder generally should not recognize gain or loss upon such holder’s exchange of pre-split shares of Common Stock for post-split shares of Common Stock pursuant to the reverse stock split. A U.S. Holder’s aggregate tax basis in the shares of Common Stock received pursuant to the reverse stock split should equal the aggregate tax basis of the shares of Common Stock surrendered, and such U.S. Holder’s holding period in the shares of Common Stock received should include the holding period in the shares of Common Stock surrendered.

Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered to the shares of Common Stock received pursuant to the reverse stock split. Holders of shares of Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Non-U.S. Holders

Non-U.S. Holders who exchange shares of Common Stock pursuant to the reverse stock split generally should be subject to tax in the manner described above under “U.S. Holders.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE REVERSE STOCK SPLIT AND CORRESPONDING CHANGE TO THE CERTIFICATE OF INCORPORATION.

STOCKHOLDERS SHOULD NOT DESTROY ANY SHARE CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

PROPOSAL 5 - ADVISORY APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

We are asking our stockholders to vote, on an advisory basis, to approve the compensation of our named executive officers as disclosed in the Proxy Statement in accordance with the rules of the SEC and Section 14A of the Exchange Act. This proposal gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. This vote is advisory and is therefore not binding on us or the Board. The Board values the opinions of our stockholders, and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and will evaluate what, if any, actions are necessary to address those concerns.

The Board believes that the compensation of our named executive officers is appropriate; it recommends that the stockholders approve the following advisory resolution:

RESOLVED, that the stockholders approve the compensation of the Company’s named executive officers as disclosed in the “Executive Compensation” section of the Proxy Statement pursuant to Item 402 of SEC Regulation S-K, the executive compensation tables, and related disclosures.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADVISORY APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL 6 - ADVISORY APPROVAL OF THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, the Company is asking shareholders to vote on whether they would prefer future advisory votes on executive compensation to occur every year, every two years or every three years. After careful consideration of the frequency alternatives, the Board of Directors believes that conducting an advisory vote on executive compensation every three years is appropriate for the Company and its shareholders at this time.

You may cast your vote on your preferred voting frequency by choosing one of the following options on the proxy card when you vote in response to the resolution set forth below: one year, two years, three years or abstain. The resolution is as follows:

RESOLVED, that the option of once every one year, two years, or three years that receives the highest number of votes cast on this resolution will be determined to be the preferred frequency with which the Company is to hold a shareholder vote to approve, on an advisory basis, the compensation of the Company's named executive officers set forth in the Summary Compensation Table in the Company's Proxy Statement.

Shareholders are not voting to approve or disapprove the Board's recommendation.

The Board will review and consider the vote when making future determinations as to the frequency of the advisory “say-on-pay” vote. However, because this advisory vote on frequency is nonbinding, the Company may decide that it is in its and its shareholders' best interests to hold an advisory vote on executive compensation more or less frequently than the option selected by shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE OPTION OF THREE YEARS AS TO THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own beneficially more than ten percent (10%) of our Common Stock, to file reports of ownership and changes of ownership with the SEC. Copies of all filed reports are required to be furnished to us pursuant to Section 16(a). Based solely on the reports we received and on written representations from reporting persons, we believe that, during fiscal year 2016, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements.

Related Party Transactions

From January 1, 2016 to the present, there was no transaction, or series of transactions, nor is there any currently proposed transaction, in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer, or known beneficial holder of more than five percent of our outstanding Common Stock, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, that is required to be disclosed under applicable SEC rules. Related party transactions are subject to review and oversight by our full Board of Directors.

Future Proposals of Security Holders

Any proposal that a stockholder wishes to include in the proxy materials for our 2017 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received no later than [●], 2017, assuming that the 2017 Annual Meeting of Stockholders is held within 30 days before or after the anniversary of the Annual Meeting, and must be submitted in compliance with the rule. If the 2017 Annual Meeting of Stockholders is held on a date that is more than 30 days before or after the anniversary of the Annual Meeting, then the deadline for submission is a reasonable time before the Company begins to print and send its proxy materials for that meeting. Proposals should be directed to Cornerstone Sustainable Energy, Inc., 60 E. 42nd Street, 46th Floor, New York, New York 10165, Attention: Corporate Secretary.

Any proposal or nomination for director that a stockholder wishes to propose for consideration at the 2017 Annual Meeting of Stockholders, but does not seek to include in our proxy statement under applicable SEC rules, must be submitted in accordance with Article II, Section 15 or 16 of our Bylaws, as applicable, and must be received at our principal executive offices no earlier than [●], 2017 and no later than [●], 2017. If the 2017 Annual Meeting of Stockholders is held on a date that is more than 25 days before or after the anniversary of the Annual Meeting, then the deadline for submission is the tenth day following the day on which the date of the 2017 Annual Meeting of Stockholders is publicly disclosed. Any such proposal must be an appropriate subject for stockholder action under applicable law and must otherwise comply with the requirements of our Bylaws.

Pursuant to SEC Rule 14a-4(c)(1), if our Corporate Secretary receives any stockholder proposal at the address listed above after [●], 2017 that is intended to be presented at the 2017 Annual Meeting of Stockholders (assuming that the meeting is held on [●], 2017), the proxies designated by the Board will have discretionary authority to vote on such proposal.

Incorporation by Reference

Documents incorporated by reference into this Proxy Statement but not included herein will be provided upon written or oral request and by first class mail within one business day of receipt of such request.  You may call us at (212) 796-4097, or send a written request to Cornerstone Sustainable Energy, Inc., 60 E. 42nd Street, 46th Floor, New York, New York 10165, attention: Corporate Secretary.

Householding of Materials

In some instances, only one copy of this Proxy Statement and the other proxy material is being delivered to multiple stockholders sharing an address, unless we have received instructions from one or more of the stockholders to continue to deliver multiple copies. We will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of this Proxy Statement and the other proxy materials, you may call us at (212) 796-4097, or send a written request to Cornerstone Sustainable Energy, Inc., 60 E. 42nd Street, 46th Floor, New York, New York 10165, attention: Corporate Secretary. If you have received only one copy of this Proxy Statement and the other proxy materials, and wish to receive a separate copy for each stockholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of this Proxy Statement and the other proxy materials may request delivery of a single copy, by contacting us as provided above.

Stockholder Communications

The Board of Directors welcomes communications from our stockholders and other interested parties. Stockholders and other interested parties may send communications to the Board of Directors, to any committee, to the independent directors, or to any director in particular, to: Cornerstone Sustainable Energy, Inc., 60 E. 42nd Street, 46th Floor, New York, New York 10165, attention: Corporate Secretary.

Other Business

The Board of Directors knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,

________________________________________

Thomas Telegades

Chief Financial Officer & Chief Executive Officer

New York, New York

________, 2016

Appendix A

FORM OF

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of Receivable Acquisition & Management Corporation resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing Article thereof numbered “First” so that, as amended, said Article shall be read as follows:

The name of the Corporation is “PwrCor, Inc.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed this ___ day of_____________, ____.

RECEIVABLE ACQUISITION & MANAGEMENT  CORPORATION

By: _________________________________

Name:  Thomas Telegades

Title:  Chief Executive Officer

A-1

ANNUAL MEETING OF SHAREHOLDERS OF

RECEIVABLE ACQUISITION & MANAGEMENT CORPORATION

_______________, 2016

Please sign, date and mail your proxy card in the

envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided

--------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3, 4 AND 5

AND THREE YEARS FOR PROPOSAL 6.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

				FOR	AGAINST	ABSTAIN
1. Election of Directors		2. RATIFICATION OF APPOINTMENT OF PKF O’CONNOR DAVIES LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2016.		[ ]	[ ]	[ ]

NOMINEES:		3. APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE COMPANY’S NAME		[ ]	[ ]	[ ]
[ ] FOR ALL NOMINEES [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES [ ] OR ALL EXCEPT (See instructions below)	[ ] Thomas Telegades - director [ ] Peter Fazio - director [ ] James Valentino - director [ ] Wallace Baker - director [ ] Monir Hoque - director
		4. APPROVAL OF REVERSE STOCK SPLIT AND CORRESPONDING AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION		[ ]	[ ]	[ ]

		5. ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION		[ ]	[ ]	[ ]

		6. THE APPROVAL OF THE FREQUENCY OF AN ADVISORY SHAREHOLDER VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.	1 YEAR [ ]	2 YEARS [ ]	3 YEARS [ ]	ABSTAIN [ ]

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder.

If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2, 3, 4 and 5 and THREE YEARS in Proposal 6.

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

	[ ]	MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING	[ ]

Signature of Shareholder: ___________ Date______		Signature of Shareholder: _________ Date______

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

RECEIVABLE ACQUISITION & MANAGEMENT CORPORATION

Proxy for Annual Meeting of Shareholders on _________, 2016

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Thomas Telegades, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders  of Receivable Acquisition & Management Corporation,  to be held ______, 2016 at the law offices of Davidoff Hutcher & Citron LLP 605 Third Avenue, 34th floor, New York, New York 10158, and at any adjournments  or postponements thereof, as  follows:

(Continued and to be signed on the reverse side.)